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                                DLJ MUTUAL FUNDS
                     SUPPLEMENT DATED DECEMBER 15, 2000 TO
    PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2000

Richard Lindquist has assumed the role of portfolio manager for the DLJ High Income Fund (the 'Fund'). Mr. Lindquist is a Managing Director of Credit Suisse Asset Management, LLC ('CSAM'), the investment adviser of the Fund, and heads CSAM's high yield management team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Corp., which he joined in 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist will also be assuming the role of portfolio manager for our closed-end high yield fund, the DLJ High Yield Bond Fund. Mr. Lindquist is a Chartered Financial Analyst.